As filed with the Securities and Exchange Commission on
                            January 22, 1997

================================================================================

                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           SPECIAL METALS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                               25-1445468
             --------                               ----------
        (State of incorporation                           (IRS Employer
          or organization)                             Identification No.)


 4317 MIDDLESETTLEMENT ROAD
 NEW HARTFORD, NEW YORK                                      13413
 ----------------------                                      -----
  (Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class               Name of each exchange on which
 to be so registered               each class is to be registered
 -------------------               ------------------------------

       NONE                                    NONE


      If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. []

      If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. []

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $.01 PER SHARE
                    --------------------------------------
                                (Title of Class)

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





ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
            --------------------------------------------
            REGISTERED
            ----------

            Information with respect to the Common Stock of the Registrant is incorporated herein by reference to the section captioned "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-18499) filed with the Securities and Exchange Commission on December 20, 1996 (the "Form S-1 Registration Statement") as such may be amended, including by any prospectus filed by the Company pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended.


ITEM 2.     EXHIBITS
            --------

      Exhibit
      Number                  Description
      ------                  -----------

         1.       Amended and Restated Certificate of
                  Incorporation of the Registrant.*

         2.       Amended and Restated By-laws of the
                  Registrant, as amended.**


---------------

*     Incorporated by reference to Exhibit 3.1 to the Form
      S-1 Registration Statement.

**    Incorporated by reference to Exhibit 3.2 to the Form
      S-1 Registration Statement.

                                    SIGNATURE



            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                           SPECIAL METALS CORPORATION


                            By: /s/ Robert F. Dropkin
                                ---------------------------
                            Name:   Robert F. Dropkin
                            Title:  Vice President and
                                    Secretary


Dated:  January 16, 1997